SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             October 8, 2005

ELECTRONICS BOUTIQUE HOLDINGS CORP.

(Exact Name of registrant as specified in charter)

Delaware	000-24603	51-0379406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

931 South Matlack Street, West Chester, PA		19382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:                                        (610) 430-8100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  Completion of Acquisition or Disposition of Assets

On October 8, 2005, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 17, 2005, by and among GameStop Corp. (“Historical GameStop”), GameStop, Inc., GSC Holdings Corp. (“GSC Holdings”), Cowboy Subsidiary LLC (“GameStop Merger Sub”), Eagle Subsidiary LLC (“EB Merger Sub”) and Electronics Boutique Holdings Corp., a Delaware corporation (“Electronics Boutique”), EB Merger Sub merged with and into Electronics Boutique (the “EB Merger”) and GameStop Merger Sub merged with and into GameStop (the “GameStop Merger” and, together with the EB Merger, the “Mergers”).  As a result of the EB Merger, the separate existence of EB Merger Sub terminated and as a result of the GameStop Merger, the separate existence of GameStop Merger Sub terminated.  Upon the completion of the Mergers, Electronics Boutique and GameStop became wholly-owned subsidiaries of GSC Holdings.  GSC Holdings was subsequently renamed “GameStop Corp.”

Pursuant to the EB Merger, each outstanding share of common stock of Electronics Boutique (the “EB Common Stock”) was converted into the right to receive 0.78795 shares of Class A common stock of GSC Holdings (“GSC Holdings Class A Common Stock”) and $38.15 in cash.

Pursuant to the GameStop Merger, each outstanding share of Class A common stock of Historical GameStop was converted into the right to receive one share of GSC Holdings Class A Common Stock, and each outstanding share of Class B common stock of Historical GameStop was converted into the right to receive one share of Class B common stock of GSC Holdings (together with the GSC Holdings Class A Common Stock the “GSC Holdings Common Stock”).

The issuance of the GSC Holdings Common Stock pursuant to the Mergers was registered under the Securities Act of 1933, as amended, pursuant to GSC Holdings’ registration statement on Form S-4 (File No. 333-125161) (the “Registration Statement”) filed with the Securities and Exchange Commission and declared effective on September 2, 2005.  The definitive joint proxy statement/prospectus of Historical GameStop and Electronics Boutique, dated September 2, 2005, that forms a part of the Registration Statement contains additional information about the Mergers, including information concerning the interests of directors, executive officers and affiliates of Historical GameStop and Electronics Boutique in the Mergers.

The EB Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NASDAQ National Market, and the Class A common stock and Class B common stock of Historical GameStop (collectively, the “Historical GameStop Common Stock”) was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange.  The GSC Holdings Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange.  Upon the completion of the Mergers, the EB Common Stock was delisted from the NASDAQ National Market and deregistered under the Exchange Act and the Historical GameStop Common Stock

was delisted from the New York Stock Exchange and deregistered under the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics Boutique Holdings Corp.

	By:	/s/ James A. Smith
		Name:	James A. Smith
		Title:	Senior Vice President and
Chief Financial Officer

Date: October 8, 2005